SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              Form 8-K


         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): December 6, 1999


                 CHORUS COMMUNICATIONS GROUP, LTD.
       (Exact Name of Registrant as Specified in its Charter)

                             WISCONSIN
           (State or Other Jurisdiction of Incorporation)

                             333-23435
                       (Commission File No.)

                             39-1880843
                       (IRS Employer ID No.)

      8501 Excelsior Drive, Madison, Wisconsin            53717
      (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:  (608) 828-2000

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INFORMATION TO BE INCLUDED IN THE REPORT:

Item 1.    Changes in Control of Registrant.
            None

Item 2.    Acquisition or Disposition of Assets.
            None

Item 3.    Bankruptcy or Receivership.
            None

Item 4.    Change in Registrant's Certifying Accountant.
            None

Item 5.    Other Events.

On December 6, 1999, Chorus Communications Group Ltd. announced that the Board of Directors has approved the company's repurchase of up to ten-percent of its outstanding common stock, effective immediately. This action provides management the authority to buy back as much as 540,000 shares, at its discretion. The authorization does not include a specific timetable and may be suspended at any time. The stock may be purchased from time to time in open market transactions or in privately negotiated transactions.

Item 6.    Resignation of Registrant's Directors.
            None

Item 7.    Financial Statements and Exhibits.
            None

Item 8.    Change in Fiscal Year.
            N/A

Item 9.    Sales of Equity Securities Pursuant to Regulation S.
            N/A

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 CHORUS COMMUNICATIONS GROUP, LTD.
                            (Registrant)


Date:  December 6, 1999  /s/Howard G. Hopeman
                         Howard G. Hopeman
                         Executive Vice-President and Chief Financial Officer